UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2025
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Arvinas, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38672	47-2566120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Science Park 395 Winchester Ave. New Haven, Connecticut	06511
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 535-1456
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On May 1, 2025, Arvinas, Inc. (the "Company") announced its financial results for the quarter ended March 31, 2025 and provided a corporate update. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 2.05 Costs Associated with Exit or Disposal Activities.
On April 30, 2025, the Company's management, pursuant to authority delegated by the Board of Directors of the Company, committed the Company to and approved a reduction of the Company’s workforce by approximately 33% across all areas of the Company, as part of the Company's decision to streamline operations across the organization and enable the efficient progression of the Company’s portfolio.
The Company expects the workforce reduction will be substantially completed by the end of the second quarter of 2025. The Company expects that it will incur approximately $10 million in costs in connection with the workforce reduction, which consist of severance and other one-time employee termination benefit expenses, which the Company expects to recognize primarily in the second quarter of 2025. The estimate of costs that the Company expects to incur, and the timing thereof, are subject to a number of assumptions and actual results may differ. The Company may also incur other charges or cash expenditures not currently contemplated due to events that may occur as a result of, or associated with, the workforce reduction.
Item 8.01 Other Events.
On May 1, 2025, the Company announced that the Company and Pfizer, Inc., removed two planned Phase 3 combination trials of vepdegestrant from the agreed-upon joint development plan: a first-line Phase 3 combination trial with Pfizer’s novel investigational cyclin-dependent kinase, or CDK, 4 inhibitor, atirmociclib, and a second-line Phase 3 combination trial with a CDK4/6 inhibitor.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Registrant on May 1, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL).
Cautionary Note Regarding Forward-Looking Statements
Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the extent, timing and financial aspects of the Company’s cost savings plan and associated workforce reduction. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with the Company’s ability to successfully implement its workforce reduction; the risk that the costs and charges associated with the workforce reduction may be greater than anticipated; the risk that the Company's workforce reduction may affect the Company's ability to retain skilled and motivated personnel and may be distracting to employees and management; the impact of the workforce reduction on the Company’s business and reputation; the Company’s ability to: conduct its ongoing clinical trials of its product candidates, including vepdegestrant, ARV-393 and ARV-102, and any planned future trials of ARV-806, to enroll patients in ongoing and planned trials, to obtain and maintain necessary approvals from the FDA and other regulatory authorities, to continue to advance its product candidates in preclinical studies and clinical trials, to replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of its product candidates, and to advance the development of its product candidates under the timelines it anticipates in planned and future clinical trials; the Company's ability to obtain, maintain, and protect intellectual property rights related to its product candidates; the Company's ability to manage expenses and to raise the substantial additional capital needed to achieve its business objectives. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors, in the Company’s most recent filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINAS, INC.

Date: May 1, 2025	By:	/s/ Andrew Saik
Andrew Saik Chief Financial Officer